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                     SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K



                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                      SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): July 24, 1998


                            BOWATER INCORPORATED
           (Exact name of registrant as specified in its charter)



     DELAWARE                       1-8712           62-0721803
(State or other jurisdiction    (Commission        (IRS Employer
     of incorporation)          File Number)     Identification No.)


                           55 East Camperdown Way
                            Greenville, SC 29601
                  (address of principal executive offices)



     Registrant's telephone number, including area code: (864) 271-7733

                                    N/A
       (Former name or former address, if changed since last report)



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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS.

          Pursuant to an Amended and Restated Arrangement Agreement (the "Arrangement Agreement") dated as of March 9, 1998, between Bowater Incorporated ("Bowater") and Avenor Inc. ("Avenor"), at 12:01 a.m. (Montreal time) on July 24, 1998, Bowater, through two newly-incorporated subsidiaries, Bowater Canadian Holdings Incorporated, a Nova Scotia corporation, and Bowater Canada Inc., a Canadian corporation ("Bowater Canada"), acquired 100% of the outstanding common shares (the "Avenor Common Shares") of Avenor under a plan of arrangement (the "Arrangement") effected under the Canadian Business Corporations Act. Under the Arrangement, each holder of an Avenor Common Share was entitled to receive for such share, at such holder's election, subject to proration, (i) C$35 in cash, without interest thereon, (ii) .482053 shares of common stock (the "Bowater Common Stock") of Bowater, (iii) .482053 exchangeable shares (the "Exchangeable Shares") of Bowater Canada or (iv) a combination of the foregoing. The proration provisions under the Arrangement operated to reduce the number of Avenor Common Shares exchanged for shares of Bowater Common Stock and/or Exchangeable Shares to approximately 82 percent of the Avenor Common Shares with respect to which elections for shares of Bowater Common Stock and/or Exchangeable Shares were originally made or deemed to be made. Cash was paid in lieu of fractional shares. The aggregate consideration payable to holders of Avenor Common Shares consisted of 12,301,286 shares of Bowater Common Stock, 3,773,547 Exchangeable Shares and C$1,167,202,545.

          Pursuant to the First Supplemental Indenture dated as of July 24, 1998, among Avenor, Bowater Canada, Bowater and the Montreal Trust Company, as trustee, with respect to the 7.50% Convertible Unsecured Subordinated Debentures due 2004 of Avenor (the "Convertible Debentures"), holders of Convertible Debentures who did not convert their Convertible Debentures prior to the Arrangement are entitled to convert their Convertible Debentures thereafter into either (i) 2.191 Exchangeable Shares per C$100 principal amount of Convertible Debentures or (ii) C$79.54 plus 1.0955 Exchangeable Shares per C$100 principal amount of Convertible Debentures. In addition, pursuant to the Supplemental Indenture, Bowater and Bowater Canada have fully and unconditionally guaranteed the obligations of Avenor under the Supplemental Indenture with respect to the Convertible Debentures, and Avenor and Bowater Canada have entered into a Debenture Support Agreement in connection with this guarantee.

          The aggregate cash consideration paid in connection with the Arrangement, together with the fees, expenses and other cash costs, was financed through Bowater's working capital and borrowings by Bowater under two unsecured credit facilities in an aggregate amount of up to US$1 billion pursuant to two credit agreements each dated as of June 24, 1998, among Bowater, The Chase Manhattan Bank, as Administrative Agent, and the lenders signatory thereto.

          A copy of the press release issued by Bowater on July 24, 1998, with respect to effectiveness of the Arrangement is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
         EXHIBITS.

               (a) Financial statements of businesses acquired:

               Previously reported


               (b) Pro forma financial information:

               Previously reported



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               (c) Exhibits:



     Exhibit
        No.                       Description
     --------                     -----------

          2.1 Amended and Restated Arrangement Agreement dated as of March 9, 1998, among Bowater Incorporated and Avenor Inc. (incorporated by reference to Annex D of the Joint Management Information Circular and Proxy Statement of Bowater Incorporated filed on Schedule 14A on June 18, 1998).

          99.1 Press Release issued by Bowater Incorporated on July 24, 1998.

          99.2 First Supplemental Indenture dated as of July 24, 1998, among Avenor Inc., Bowater Incorporated, Bowater Canada Inc. and Montreal Trust Company, as trustee, with respect to the 7.50% Convertible Unsecured Subordinated Debentures due 2004 of Avenor Inc. (incorporated by reference to Exhibit
                              4.7 of the Registration Statement on Form S-3 (File No. 333-57838) of Bowater Incorporated).

          99.3 Debenture Support Agreement dated as of July 24, 1998, between Avenor Inc. and Bowater Canada Inc. (incorporated by reference to the Schedule 13D filed on August 3, 1998, by Bowater Incorporated, Bowater Canadian Holdings Incorporated and Bowater Canada Inc. with respect to the common shares of Avenor Inc.).

          99.4 364-Day Credit Agreement dated as of June 24, 1998, among Bowater Incorporated, The Chase Manhattan Bank, as Administrative Agent and the lenders signatory thereto (incorporated by reference to the Schedule 13D filed on August 3, 1998, by Bowater Incorporated, Bowater Canadian Holdings Incorporated and Bowater Canada Inc. with respect to the common shares of Avenor Inc.).

          99.5 Five-Year Credit Agreement dated as of June 24, 1998, among Bowater Incorporated, The Chase Manhattan Bank, as Administrative Agent, and the lenders signatory thereto (incorporated by reference to the Schedule 13D filed on August 3, 1998, by Bowater Incorporated, Bowater Canadian Holdings Incorporated and Bowater Canada Inc. with respect to the common shares of Avenor Inc.).



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                                 SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:  August 7, 1998                BOWATER INCORPORATED



                                     By:   /s/ Wendy C. Shiba
                                        ------------------------------------
                                        Name:  Wendy C. Shiba
                                        Title: Vice President, Secretary and
                                               Assistant General Counsel



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                               EXHIBIT INDEX


The following exhibits are filed herewith:


Exhibit
  No.                                       Description
--------                                    -----------

     2.1 Amended and Restated Arrangement Agreement dated as of March 9, 1998, among Bowater Incorporated and Avenor Inc. (incorporated by reference to Annex D of the Joint Management Information Circular and Proxy Statement of Bowater Incorporated filed on Schedule 14A on June 18, 1998).

     99.1 Press Release issued by Bowater Incorporated on July 24, 1998.

     99.2 First Supplemental Indenture dated as of July 24, 1998, among Avenor Inc., Bowater Incorporated, Bowater Canada Inc. and Montreal Trust Company, as trustee, with respect to the 7.50% Convertible Unsecured Subordinated Debentures due 2004 of Avenor Inc. (incorporated by reference to Exhibit
                              4.7 of the Registration Statement on Form S-3 (File No. 333-57838) of Bowater Incorporated).

     99.3 Debenture Support Agreement dated as of July 24, 1998, between Avenor Inc. and Bowater Canada Inc. (incorporated by reference to the Schedule 13D filed on August 3, 1998, by Bowater Incorporated, Bowater Canadian Holdings Incorporated and Bowater Canada Inc. with respect to the common shares of Avenor Inc.).

     99.4 364-Day Credit Agreement dated as of June 24, 1998, among Bowater Incorporated, The Chase Manhattan Bank, as Administrative Agent and the lenders signatory thereto (incorporated by reference to the Schedule 13D filed on August 3, 1998, by Bowater Incorporated, Bowater Canadian Holdings Incorporated and Bowater Canada Inc. with respect to the common shares of Avenor Inc.).

     99.5 Five-Year Credit Agreement dated as of June 24, 1998, among Bowater Incorporated, The Chase Manhattan Bank, as Administrative Agent, and the lenders signatory thereto (incorporated by reference to the Schedule 13D filed on August 3, 1998, by Bowater Incorporated, Bowater Canadian Holdings Incorporated and Bowater Canada Inc. with respect to the common shares of Avenor Inc.).